SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                           ----------------------

                                  FORM 8-K



                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):     February 26, 2003
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                           EAGLE SUPPLY GROUP, INC.
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           (Exact Name of Registrant as Specified in its Charter)




        Delaware                      000-25423                13-3889248
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
        Incorporation)                                   Identification Number)




122 East 42nd Street, Suite 1618, New York, NY                    10168
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  (Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code:           (212) 986-6190
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Item 9.   Regulation FD Disclosure.

     Historically, Eagle Supply Group, Inc. (the "Company" or "we")
has not publicly furnished forecasts or projections of its revenues and net income and does not intend to change this policy. However, in view of various events which have taken place during the past few months, the Company determined that it should provide its stockholders with guidance with respect to its estimates of revenues, net income, and earnings per share for the fourth quarter of our current 2003 fiscal year and for the full 2004 fiscal year. Accordingly, this Current Report on Form 8-K provides information regarding the Company's projected revenues, net income, and earnings per share for the fourth quarter of the current 2003 fiscal year ending June 30, 2003, and for our 2004 fiscal year ending June 30, 2004. We developed the financial projections based on estimates and assumptions developed by management. Although we believe the estimates and assumptions are reasonable, projections are necessarily speculative and depend completely on the estimates and assumptions used in preparing them. Actual results realized during any future period are likely to vary from the projections and the variations may be material and adverse. Further, unanticipated events and circumstances are likely to occur and such events and circumstances also could cause actual results to vary substantially from the estimates and assumptions made and the
projections included in this Current Report.   This information is
being furnished solely for compliance with, and in accordance with, Regulation FD and the rules and regulations promulgated thereunder.

     Based on current estimated, unaudited, internal management plans, assumptions, budgets, and projections, the Company anticipates that, in the fourth quarter of its current fiscal year which ends June 30, 2003, it will achieve revenue of approximately $62,000,000, net income of approximately $1,000,000, and basic earnings per share of approximately $0.10. The projections and estimates set forth above relate only to the Company's fourth quarter and no projected or estimated revenues, net income or earnings per share are provided for the full fiscal year ending June 30, 2003.

     In addition, based on current estimated, unaudited, internal management plans, assumptions, budgets, and projections, the Company anticipates that, for its fiscal year ending June 30, 2004, it will achieve revenue of approximately $235,000,000, net income of between approximately $2,400,000 and $3,200,000, and, if this level of net income is achieved, basic earnings per share of approximately $0.23 to $0.31.

     The estimates and projections included herein for the fourth quarter of the current 2003 fiscal year and for the full 2004 fiscal year were prepared assuming, among other things, (i) growth in sales revenues as a result of increased prices for our products, (ii) continued growth in housing starts and re-roofing, including repairs and renovations, (iii) no unusual storm activity, (iv) improved collection experience of the Company's accounts and notes receivables,
(v) satisfactory resolution of current IRAQ-United States issues,
(vi) no opening of any new distribution centers, and (vii) no acquisitions or divestitures of distribution centers. In addition, the per share data assumes no new issuances (or assumed issuances for accounting purposes) of the Company's equity securities, whether as the result of sales of securities, the exercise of stock options or warrants, or otherwise. We cannot assure you that the estimates and projections set forth in this Current Report will be achieved. These projections and the underlying estimates and assumptions on which they are based are subject to various factors, some of which are not in the Company's control, and most or all of which may change at any time and from time to time. Actual results for the fourth quarter ending June 30, 2003 and for the fiscal year ending June 30, 2004 may differ materially and adversely from these projections.

     All of the statements, projections, estimates and assumptions referred to, discussed or set forth in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section
27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Although we believe that these forward-looking statements are based upon reasonable estimates and assumptions, we can give no assurance that our expectations will in fact occur, and we caution that actual results may differ materially and adversely from those in the


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forward-looking statements.  A number of factors could affect our future results and could cause our results to differ materially and adversely from those expressed in this Current Report on Form 8-K. These factors include, among others: the economic environment in our major market areas, interest rates, our ability to collect our accounts and notes receivables when due or within a reasonable period of time thereafter, competitive conditions in our major market areas, our ability to purchase products which we sell on terms and prices which are no less favorable than our current terms of purchase, our ability to continue to obtain financing on terms no less favorable to the Company than our current terms of financing, weather conditions in our major market areas, our ability to sell our products at certain levels of markup (gross profit margins), general economic conditions, the new housing market, the market for construction renovation and repair relating to the product lines that the Company sells in its various market areas, insurance availability and costs, fuel costs, labor and benefit costs, occupancy costs, the number of shares of common stock the Company has outstanding, the number of shares of the Company's common stock used to calculate the Company's basic and diluted earnings per share, certain risk factors and other conditions associated with the Company as set forth in the reports that the Company has filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and other factors, both known and unknown.

     The Company does not intend to report updates to these projections on any regular basis or schedule but may do so from time to time; or, at any time, the Company may terminate filing any report of its internal budgets and projections. We caution that the projections set forth in this Current Report on Form 8-K are given as of the date hereof only and are based upon currently available information. We are not undertaking any obligation to update these projections as conditions change or other information becomes available.

     The information contained in this Current Report on Form 8-K is furnished pursuant to Item 9 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this Current Report on Form 8-K is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the filing of this Current Report on Form 8-K, regardless of any general or specific incorporation language in such filing.


















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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EAGLE SUPPLY GROUP, INC.



Date:  February 26, 2003             By:  /s/Douglas P. Fields
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                                        Douglas P. Fields
                                        Chief Executive Officer

























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